Exhibit 99.1

Corporate Overview March 2016

Company Highlights • Enumeral is an antibody immuno - oncology company based on technology developed at Harvard and MIT • Enumeral’s differentiated PD - 1 antagonist C8 has potential to become best - in - class cancer immunotherapy – Novel mechanism of binding leads to in vitro enhanced activity – Strong IP Position – Fast - to - market development strategy – may address currently untreated patients • Platform - driven pipeline drives next - generation immunotherapy – Poised to rapidly develop antibodies to additional important targets – Anti - TIM3 and anti - LAG3 antibody programs cover large diversity of potential structures – Translational approach employing primary human tumor biopsy to determine rational combinations 2

Agenda 1. The Opportunity for Best - in - Class PD - 1 Antagonist 2. ENUM C8 – A Differentiated Anti - PD - 1 Antibody That Drives Adaptive and Innate Immune Cell Activation 3. TIM - 3 – Next Program; Additional Pipeline Programs 4. Clinical Opportunity and Development Plan 5. Platform and IP 6. Collaborators, Management, Directors 3

Large Market Opportunity Exists For A More Effective PD - 1 Directed Therapy 4 Non responders Responders Value to payors if new products treat prior therapy failures and relapse Estimated sales for checkpoint blockers in 2020 $27 billion per year* (Estimate only for PD - 1/PD - L1 class ) *Cowen and Company **Bristol Myers Squibb, Merck Sales of approved I/O drugs (1 st launched in 2011) $2.8 billion in annualized revenue (Quarter ended September 30, 2015**) Eligible patients

Limitations of 1 st generation PD - 1 inhibitors PD - 1 blockade through disrupting the PD - L1 interaction is an incomplete solution • In the approved indications, response rates are around 20% • Ability to predict responders based on PD - 1 or PDL - 1 expression is disappointing • Ability to predict responders based on the amount of tumor T cell infiltration is disappointing Drug development of I/O therapeutics limited by • Mouse models that do not predict human immuno - oncology • Drugs not optimized for effects on non - T cell immune cells • Drugs not show dose response curve • Unclear when dosing can be stopped: continued response long after discontinuation 5

ENUM Solution: A Differentiated PD - 1 Antibody ENUM Platform - Generated antibody C8 • May act on PD - 1 through non competitive mechanism • Does not disrupt PD - L1 interaction with PD - 1 • May Activate both Active and Innate immune systems • Translational approach leverages human biopsy profiling • Provides Basis for Rational Combinations • Opportunity to treat prior PD - 1 failure and relapse 6

Agenda 1. The Opportunity for Best - in - Class PD - 1 Antagonist 2. ENUM C8 – A Differentiated Anti - PD - 1 Antibody That Drives Adaptive and Innate Immune Cell Activation 3. TIM - 3 – Next Program; Additional Pipeline Programs 4. Clinical Opportunity and Development Plan 5. Platform and IP 6. Collaborators, Management, Directors 7

ENUM C8 Reverses PD - L1 Suppression 8 C8 Antibody in Cell - Based Assays: T Cell Activation IFNg secretion (relative to control) N = 5 repetitions for each candidate/condition • PBMC - based assay to determine mAb’s ability to disrupt functional suppression by PD - L1 • Pembrolizumab used as positive control Potent T Cell Activator

ENUM C8 Does Not Disrupt The Interaction between PD - L1 and PD - 1 9 No displacement of PD - L1 by ENUM C8 • PD1 - expressing HEK293 incubated with controls (isotype, negative control; EH12.2H7, positive control) and test antibodies D4 and C8 • Cells retaining labeled PD - L1 reagent visualize with FACS • Epitope mapping and biophysical studies confirm non - competitive binding Positive control EH12.2H7 Negative control mIgG1K 388D4 244C8 Positive control EH12.2H7 Negative control mIgG1K 388D4 244C8

ENUM C8 Acts via Allosteric Mechanism


Tumor cell
MHC
PD-L1
TCR
PD-1
T cell

PD-L1 engagement results in T cell inhibition

ENUM antibody: PD-L1 independent binding and enhanced activation via autocrine IL-2 signaling.


Tumor cell
MHC
PD-L1
Keytruda
Opdivo
TCR
PD-1
T cell

Current anti-PD1 agents disrupt PD-L1 binding to PD-1


Tumor cell
MHC
PD-L1
TCR
PD-1
IL-2
T cell
CD25

Hypothesis: ENUM anti-PD1: novel epitope and PD-L1 independent binding; IL-2R autocrine activation → enhanced T cell activation

ENUMERAL

10

ENUM C8 may have Multiple Actions in the Cancer Immunity Cycle 11 Oncology Meets Immunology: The Cancer - Immunity Cycle ; Daniel S. Chen, Ira Mellman Immunity; Volume 39, Issue 1, Pages 1 - 10 (July 2013) Cancer Immunity Cycle pembro nivo C8 Ag presentation x Priming & activation x Killing x x x 2 3 7 2 3 7 Numbers refer to steps in the cancer immunity cycle and key to data on following slides

C8 Inhibits Tumor Growth in Mouse Model with Re - constituted Human T Cell Lineages 12 Tumor size (mm 3 ) 0 3 6 10 13 17 20 24 28 0 250 500 750 1000 1250 Group 1: Vehicle Group 2: 388D4 Group 3: 244C8 Group 4: Pembrolizumab Day 95% confidence interval plotted Studies performed by The Jackson Laboratory, NSG model; *388D4 is Enumeral’s conventional anti - PD1 antibody Immuno - humanized Mouse Models of Lung Cancer 7 * • Known deficiency of model: does not reconstitute human innate immune cell lineages • C8 behaves similarly to conventional anti - PD1 antibodies • Confirms C8 function is dependent on T cells

D 4 - H C 3 + L C 1 D 4 - H C 1 + L C 3 D 4 - H C 3 + L C 3 C 8 - H C 1 + L C 1 C 8 - H C 1 + L C 3 C 8 - H C 2 + L C 1 N i v o - I g G 4 h I g G 4 - H C A 2 4 7 0 5000 10000 MLR Donor 337+23 (IFNy) I F N y ( p g / m l ) 10 ug/ml 1 ug/ml 0.1 ug/ml 0.01 ug/ml Antibody concentration Antibody concentration D 4 - H C 3 + L C 1 D 4 - H C 1 + L C 3 D 4 - H C 3 + L C 3 C 8 - H C 1 + L C 1 C 8 - H C 1 + L C 3 C 8 - H C 2 + L C 1 N i v o - I g G 4 h I g G 4 - H C A 2 4 7 0 10 20 30 40 50 % o f C D 2 5 + ( C D 4 g a t e d ) 1 ug/ml 10 ug/ml 0.1 ug/ml 0.01 ug/ml MLR Donor 337+23 (T cell activation analysis by FACS) Stimulation of IFN g production Antibody concentration D 4 - H C 3 + L C 1 D 4 - H C 1 + L C 3 D 4 - H C 3 + L C 3 C 8 - H C 1 + L C 1 C 8 - H C 1 + L C 3 C 8 - H C 2 + L C 1 N i v o - I g G 4 h I g G 4 - H C A 2 4 7 0 10 20 30 40 50 % o f C D 2 5 + ( C D 4 g a t e d ) 1 ug/ml 10 ug/ml 0.1 ug/ml 0.01 ug/ml MLR Donor 337+23 (T cell activation analysis by FACS) Stimulation of CD25 expression (high affinity IL - 2R) Nivo IgG4 D4 - 1 D4 - 2 D4 - 3 C8 - 1 C8 - 2 C8 - 3 Nivo IgG4 D4 - 1 D4 - 2 D4 - 3 C8 - 1 C8 - 2 C8 - 3 Evidence for C8 Enhancement of T - Cell Priming and Activation 13 ENUM C8 induces high affinity IL - 2R expression on activated T cells Data shown for humanized clones compared to nivolumab and IgG4 control; research - grade nivolumab used in these experiments Both ENUM antibodies C8 and D4 show enhanced activation in mixed lymphocyte reaction (dose - dependent stimulation of IFN g production) 3

②+③ ENUM C8 Elicits Cytokine Signature Consistent with Activation of Innate Immunity

Ex vivo cytokine production in NSCLC tumor biopsy consistent with focal activation of both innate & adaptive anti-tumor immunity


Lung IL-6
pg/ml
40000
30000
20000
10000
0
Lung IL-12
100
80
60
40
20
Lung IL-18
200
150
100
50
Lung TNF-α
1500
1000
500
Lung GMCSF
2500
2000
1500
1000
500
Lung IL1-β
Biolegend IgG4 (10 ug/mL)
388D4-2 (10 ug/mL)
244C8-2 (10 ug/mL)

Assays performed using lung biopsy obtained from patients undergoing staging surgeries.
Trends observed in three independent experiments.

ENUMERAL

14

C8 Mechanism is CD40L - Dependent: Consistent with Linkage of Adaptive and Innate Immunity 15 Kambayashi & Laufer NRI 2014 CMV recall assay with C8 PD1 blockade ± CD40L blockade These data suggest C8 - based PD1 blockade potentiates both T cell activation ( IFNg ) & APC (IL - 12) activation 2

Summary: Rational Basis for C8 PD-1-dependent Enhanced Immune Activation

- First-generation drugs optimized for effects on T cells* → but T cells do not act alone in the TME
- C8 may differentially drive cross-talk between adaptive and innate immune cells in the TME via cytokine secretion
- **C8:** Potential for differentiated effects via activation of both adaptive and innate: ***harder for the tumor to escape immune control***



CXCL9
CXCL10
↓ Angiogenesis
↑ Th1 & CTL recruitment
IFNγ
Th1
M1
IL-12
IL-12
Immature DC
Cancer Antigens
mature DC
↑ CD4+ Differentiation
↑ M1 Cytotoxicity
↑ B-cell Proliferation, Differentiation & Ab Production
↑ mature DC cytokine production & APC
↑ CD8 & NK Proliferation
↓ Tumor proliferation
IL-1α
IL-1β
IL-6
NF-κB via IL1R1/MyD88
TNFα
↑ NK recruitment
↑ mature DC APC & cytokine production
↑ M1, CD4+ & CD8+ Recruitment, Activation & Cytotoxicity
↑ NK recruitment
↑ Tumor death, necrosis
↑ M1 Differentiation, Activation
↑ B-cell Proliferation, Differentiation & Ab Production
↑ CD4+ & CD8+ Anti-tumor activity
↓ Tumor proliferation
↑ Tumor Necrosis and Apoptosis
Activated B cells
Activated CD4+ T cells
Activated CD8+ CTLs

From http://www.sciencedirect.com/science/article/pii/S0304419X14000110

*OPDIVO (nivolumab) Prescribing Information, revised October 2015; Keytruda (pembrolizumab) Prescribing Information, Oct.2 2015.; Motzer RJ et al N Engl J Med2015; 373(19):1803-1813; OPDIVO(nivolumab) Prescribing Information, revised November 2015

ENUMERAL

16

Agenda 1. The Opportunity for Best - in - Class PD - 1 Antagonist 2. ENUM C8 – A Differentiated Anti - PD - 1 Antibody That Drives Adaptive and Innate Immune Cell Activation 3. TIM - 3 – Next Program; Additional Pipeline Programs 4. Clinical Opportunity and Development Plan 5. Platform and IP 6. Collaborators, Management, Directors 17

TIM - 3 Program Rationale • TIM - 3 expression often correlates with PD - 1 expression in vivo • TIM - 3 may drive T cell exhaustion and adaptive resistance following PD - 1 blockade • Anti - TIM - 3 alone or in combinations with anti - PD - 1 or other immuno - oncology agents may result in enhanced responses • Anti - TIM - 3 combinations might provide responses in patients that are resistant to PD - 1 checkpoint blockade • Combinations including an anti - TIM - 3 antibody might provide responses in tumor types that have been resistant to PD - 1 checkpoint blockade 18

Overview: ENUM TIM - 3 Program • Exceptional sequence diversity of anti - TIM - 3 antibodies – Many ENUM TIM - 3 candidates result in greater T cell function than a TIM - 3 reference antibody – Implies ENUM TIM - 3 antibodies are potent – Multiple potential leads supporting drug candidate selection • Functional selection approach leveraging patient - derived biopsy – ENUM anti - TIM - 3 antibodies restore T cell function in NSCLC TILs resistant to PD - 1 blockade – Implies responsiveness in PD - 1 - resistant and/or nonresponsive tumors 19

TIM - 3 Program Diversity Supports Development of Differentiated Candidates 20 *Based on ENUM evaluation of published literature Dendrogram showing bioinformatics analysis of Vh amino acid sequence among selected ENUM anti - TIM - 3 antibodies and known patented antibodies. • TIM - 3 target complexity: multiple ligands and expression on many cell types – Diversity critical for empirical selection of appropriate lead candidate based on function in primary tumor biopsy assays • Unprecedented diversity in ENUM TIM - 3 Program*: – 124 Sequences – 42 Families • Clones from 10 different families chosen for scale - up – Represent diversity of screen – Encompass known published antibody space* – Primary biopsy assays for lead nomination ongoing

ENUM TIM3 Antibodies are Potent: CD4 T Cell Stimulation



TIM3 Ab 1ug/ml
IFNy (pg/ml)
500
400
300
200
100
0
100812_E1VH3
100814_F2VH1
100814_G1VH7
100878_F1VH7
100666_D1VH7
2e2
mIgG1

Suboptimal CD3/CD28-based stimulation of human donor PBMCs; Purified antibodies used

Enumeral anti-TIM-3 antibodies outperform a commercial reagent reference antibody (2e2)

ENUM anti-TIM3 antibodies cross-react with Cynomolgus TIM3 protein.

21

ENUM Anti - TIM3 Antibody Activates PD - 1Blockade - Refractory NSCLC TILs Ex Vivo 22 m I g G 1 k ( 1 u g / m L ) T I M - 3 # 5 ( 1 u g / m L ) 2 4 4 c 8 ( 1 0 u g / m L ) + T i m 3 # 5 ( 1 u g / m L ) 0 5000 10000 15000 I F N - ( p g / m L ) Isotype control Tumor WD - 22 NSCLC tumor WD - 22 was refractory to PD - 1 blockade in ex vivo TIL activation assays; ENUM anti - TIM3 antibody 100814G1 used in this experiment Primary NSCLC biopsy assays

Enumeral TIM3 Program Summary • Identification of multiple potent potential lead candidates • Evaluation of NSCLC tumors demonstrates: – Heterogeneity of response to immune checkpoint blockade • TIM - 3 blockade can activate PD - 1 blockade - refractory TILs ex vivo • Human biopsy - based rationale for selection of lead candidates and development of combinatorial immunotherapy 23

Other Enumeral Pipeline Programs BMS Immutep 24 GSK • ENUM LAG - 3 Antibodies To - Date: Broad Diversity – 102 Sequences – 40 Families – Encompass known published antibody space* • Other Screening Programs: – TIGIT – VISTA – OX40 – Others not disclosed Dendrogram showing bioinformatics analysis of Vh amino acid sequence among ENUM anti - LAG - 3 antibodies and known patented antibodies. *Based on ENUM evaluation of published literature

Agenda 1. The Opportunity for Best - in - Class PD - 1 Antagonist 2. ENUM C8 – A Differentiated Anti - PD - 1 Antibody That Drives Adaptive and Innate Immune Cell Activation 3. TIM - 3 – Next Program; Additional Pipeline Programs 4. Clinical Opportunity and Development Plan 5. Platform and IP 6. Collaborators, Management, Directors 25

Clinical Opportunity for Next Generation Checkpoint Blockers 26 Non responders Responders Opportunity: new products to treat prior therapy failures and relapse Resistant or refractory patients Goal: improve aggregate response rates Eligible patients

Enumeral Pipeline 27 ENUM 244C8 • Novel allosteric mechanism of binding leads to enhanced activity in vitro • Binding: differentiated epitope • Novel composition of matter • Potential mechanism of action through coordinated activation of adaptive and innate immunity TIM - 3 • Broad diversity of antibodies • Patient biopsy data supports rational combination: TIM - 3 + PD - 1 • Ex vivo data supports potential for monotherapy in PD - 1 - refractory tumors PD - 1 Targeted Antibodies TIM - 3 Targeted Antibodies ENUM 388D4 • Similar activity to approved PD - 1 inhibitors in vitro (“conventional”) • Represents minimal investment with potential for business upside through out - licensing

ENUM C8, D4 and other Pipeline Antibodies have Potential to Address Unmet Clinical Need 28 Checkpoint blockade improves efficacy of other modalities Potential to treat relapse and refractory PD - 1 patients: expand into open label registration trial Checkpoint combination inhibition may treat resistant tumor types Lead allosteric antibody: differentiated mechanism of action Fast to market development strategy Clinical Trial Plans Support Testing of Multiple Combinations IND TIM 3 Phase 1 388D4 Phase 1 IND TIM3 244C8 388D4 Vaccine or Targeted Rx 388D4 TIM3 244C8 Phase 2 : Monotherapy IND 244C8 Phase 1

Agenda 1. The Opportunity for Best - in - Class PD - 1 Antagonist 2. ENUM C8 – A Differentiated Anti - PD - 1 Antibody That Drives Adaptive and Innate Immune Cell Activation 3. TIM - 3 – Next Program; Additional Pipeline Programs 4. Clinical Opportunity and Development Plan 5. Platform and IP 6. Collaborators, Management, Directors 29

Proprietary Platform Drives Discovery and Development Advantage 30 84,672 50µm microwells • Proprietary broadly enabling “Immune system on a chip” platform • Immuno - oncology still a “black box” – Requires mechanistically differentiated assets for entry – Requires translational biology insights to gain competitive advantage Measures key parameters of response of individual immune cells from patient samples to drug candidates Uniquely identifies rare immune cells critical to responses for mechanistic differentiation Recover cells of interest and gene sequences encoding natural antibodies and T cell receptors

Primary Human Tumor Biopsy Approach Drives Translational Antibody Selection 31 function phenotype genomics Patient - centric integrated single cell functional immune profiling of antibody modulation of cytokine secretion and receptor expression Patient biopsy Enumeral has developed a translational cancer biology platform that uses patient - derived biopsy After Tsioris et al 2015 The Human Approach TM enables our scientists to validate targets, screen and select therapeutic candidates that we believe have potential to be best - in - class therapies

Enumeral Research Activities 32 Antibody Discovery Target Discovery and Validation In Vitro Pharmacology Tumor Profiling, TCR, Genomics Cell Based Assays Lead discovery Translational & Clinical Sciences Clinical strategy & ITT cohort identification Target ID & Nomination Development Candidate

Diversity leads to Differentiated Antibodies • Enumeral antibody discovery results in exceptional diversity* • Drives empirical function - based approach: diversity is key to identifying potential ‘best - in - class’ candidates using primary biopsy validation • Potential for strong IP position OPDIVO® KEYTRUDA® Pidilizumab 392C5 246A10 413D2 413E1 244C8 388D4 *Based on ENUM evaluation of published literature Example: dendrogram representing heavy chain AA sequences from anti - PD - 1 program; N= 159 sequences clustering into 28 families of antibodies Novel Anti - PD - 1 Antibody 244C8 33

Strong Intellectual Property Position • Exclusive worldwide license with MIT/Harvard for platform technology – 6 issued patents in US and 32 issued in international jurisdictions – 26 pending patent applications (US & International) • Patents covering compositions of matter and methods – Applications pending or in preparation covering compositions of matter, methods of making, and methods of treating disease, for Enumeral discovered antibodies – Application pending for methods for cellular response profiling • Freedom to operate – Ability to navigate crowded patent landscape – Extensive searches and detailed analyses conducted on ongoing basis – Formal opinions of outside counsel obtained, where appropriate 34

Agenda 1. The Opportunity for Best - in - Class PD - 1 Antagonist 2. ENUM C8 – A Differentiated Anti - PD - 1 Antibody That Drives Adaptive and Innate Immune Cell Activation 3. TIM - 3 – Next Program; Additional Pipeline Programs 4. Clinical Opportunity and Development Plan 5. Platform and IP 6. Collaborators, Management, Directors 35

Collaborators Provide External Recognition of Differentiated Approach

- **MERCK**: collaboration with a leading immuno-oncology pharmaceutical company
  - Focused on using Enumeral's platform to interrogate the tumor microenvironment in colorectal cancer tissues to identify functional cellular responses to therapies being developed by Merck
  - R&D funding and undisclosed milestone payments
  - Merck has exclusive rights to data related to its proprietary compounds
  - **ENUM recently achieved first milestone in the collaboration**

- **NCI:** awarded Phase 2 contract for ~$1 million over two years
  - Automation of human tissue immuno-oncology profiling
  - Opens door to broader pipeline and potentially accelerated development
  - Collaboration with leading scientists:
    - Jedd Wolchok's group at MSKCC − genetic basis for response to checkpoint inhibitors and novel immunotherapeutics
    - Doug Kwon's group at MGH/Ragon Institute − pioneering techniques for single cell immune cell analysis in biopsy

Memorial Sloan-Kettering Cancer Center

Ragon Institute of MGH, MIT and Harvard

ENUMERAL

36

Strategic Collaboration with MD Anderson Cancer Center • Goal to Discover and Develop Novel Antibodies Against Specified Immunotherapy Targets – Utilizes Enumeral’s antibody discovery and patient - centric immune profiling platform – Leverages MD Anderson’s preclinical and development expertise and infrastructure – Collaboration with Oncology Research for Biologics and Immunotherapy Translation ( ORBIT ), a translational research platform of MD Anderson’s Moon Shots Program – Enumeral and MD Anderson will jointly fund research and development activities, and will share net income from product sales or any payments associated with third party partnering – Targets have not been disclosed • Impact on Potential Future Collaborations – Goal is for ENUM and MDACC to jointly out - license following clinical proof of concept, where a partner could step in to continue development 37

Experienced Leadership Team 38 John J. Rydzewski Executive Chairman, Co - Founder, Director Arthur H. Tinkelenberg, Ph.D. President & CEO, Co - Founder, Director Cokey Nguyen, Ph.D. Vice President, Research & Development Isabel Chiu, Ph.D. Vice President, Translational & Clinical Sciences Kevin G. Sarney Vice President, Finance, & Chief Accounting Officer Derek Brand Vice President, Business Development Matthew A. Ebert General Counsel Gary L. Creason , Ph.D. Vice President, Intellectual Property John J. Rydzewski Executive Chairman, Co - Founder, Director Arthur H. Tinkelenberg, Ph.D. President & CEO, Co - Founder, Director Cokey Nguyen, Ph.D. Vice President, Research & Development Isabel Chiu, Ph.D. Vice President, Translational & Clinical Sciences Kevin G. Sarney Vice President, Finance, & Chief Accounting Officer Derek Brand Vice President, Business Development Matthew A. Ebert General Counsel Gary L. Creason , Ph.D. Vice President, Intellectual Property John J. Rydzewski Executive Chairman, Co - Founder, Director Arthur H. Tinkelenberg, Ph.D. President & CEO, Co - Founder, Director Cokey Nguyen, Ph.D. Vice President, Research & Development Isabel Chiu, Ph.D. Vice President, Translational & Clinical Sciences Kevin G. Sarney Vice President, Finance, & Chief Accounting Officer Derek Brand Vice President, Business Development Matthew A. Ebert General Counsel Gary L. Creason , Ph.D. Vice President, Intellectual Property

Non - Management Directors 39 Barry Buckland, Ph.D. Co - Founder; Chairman, Scientific Advisory Board Robert J. Easton Allan Rothstein Paul J. Sekhri Robert L. Van Nostrand

THE POWER of HUMAN™